American Skandia Advisor Funds, Inc.
    Supplement dated March 10, 1998 to the Prospectus dated December 31, 1997

                                How to Buy Shares

         The section of the Prospectus entitled "How to Buy Shares -- Purchase of Class A Shares" is amended by deleting the first sentence of the paragraph headed "Purchases Subject to a Contingent Deferred Sales Charge ("CDSC")" on page 56 and replacing it with the following:

     There is no initial sales charge on purchases aggregating $1 million or more of Class A shares of any one or more of the Funds.

              ASAF Founders International Small Capitalization Fund
                   and ASAF Founders Small Capitalization Fund

         Founders Asset Management, Inc., the Sub-advisor for the ASAF Founders International Small Capitalization Fund and the ASAF Founders Small Capitalization Fund, recently announced its agreement to be acquired by Mellon Bank, N.A.

         Accordingly, the section of the Prospectus entitled "Management of the Funds - The Sub-advisors" is amended by adding the following after the last paragraph on page 69:

         Founders has recently announced its agreement to be acquired by Mellon Bank, N.A. ("Mellon"), a wholly owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. After the acquisition, Mellon will own 90% of Founders Asset Management LLC, the successor firm to Founders, with the remaining 10% held by certain Founders executives and portfolio managers. It is not currently anticipated that the acquisition would result in any change in Founders' services to the ASAF Founders International Small Capitalization Fund and ASAF Founders Small Capitalization Fund, or in the portfolio managers of the Portfolios. The acquisition is expected to be completed in April 1998, subject to certain conditions.

                      ASMT INVESCO Equity Income Portfolio

         Effective May 1, 1998, all employees of INVESCO Trust Company ("ITC"), the Sub-advisor for the ASMT INVESCO Equity Income Fund, that provide the Fund with sub-advisory services will be made employees of INVESCO Funds Group, Inc ("INVESCO"). ITC, which is a wholly-owned subsidiary of INVESCO, will no longer provide sub-advisory services to the Fund as of that date, and INVESCO will thereafter provide those services. This change will in no way change the basis upon which sub-advisory services are provided to the Fund, the cost of those services to ASISI or the cost of investment management services to the Fund, or the persons actually performing the portfolio management of the Fund.

         Accordingly, effective May 1, 1998, all references to INVESCO Trust Company in the Prospectus should be replaced with references to INVESCO Funds Group, Inc. and the section of the Prospectus entitled "Management of the Funds
- The Sub-advisors" is amended by replacing the fifth full paragraph on page 71 with the following:

         INVESCO Funds Group, Inc. ("INVESCO"), 7800 East Union Avenue, P.O. Box 173706, Denver, Colorado, 80217-3706, serves as Sub-advisor for the ASMT INVESCO Equity Income Fund. AMVESCAP PLC, the parent of INVESCO, is one of the largest independent investment management businesses in the world and managed approximately $192.2 billion of assets as of December 31, 1997.